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                                                                    EXHIBIT 99.2


REVOCABLE PROXY                FirstMerit Corporation
               Special Meeting of Stockholders, ____________, 1998

         This proxy is solicited on behalf of the Board of Directors of
                             FirstMerit Corporation

              The undersigned hereby appoints _______________ and _______________, and each of them, proxies with power of substitution to vote on behalf of the stockholders of FirstMerit Corporation on ___________, 1998, and any adjournments and postponements thereof, with all powers that the undersigned would possess if personally present, with respect to the proposals set forth on the reverse side hereof. The affirmative vote of a majority of the shares represented at the meeting may authorize the adjournment of the meeting; provided, however, that no proxy which is voted against a proposal will be voted in favor of adjournment to solicit further proxies for such proposal.

              THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE HEREOF, BUT IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF ALL PROPOSALS. THE PROXIES MAY VOTE IN THEIR DISCRETION AS TO OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

              The undersigned acknowledges receipt from FirstMerit Corporation prior to the execution of this proxy of Notice of the Meeting and a Joint Proxy Statement/Prospectus.

            (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE HEREOF.)

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      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

          I. The approval and adoption of the Affiliation and Plan of Merger dated August 10, 1998, by and between FirstMerit Corporation and Signal Corp

                 [ ]  FOR         [ ]  AGAINST        [ ]  ABSTAIN

         II. The approval of the proposal to set the number of directors of FirstMerit Corporation at 21.

                 [ ]  FOR         [ ]  AGAINST        [ ]  ABSTAIN

         III. Such other matters as may properly come before the meeting.

      A majority of the proxies or substitutes present at the meeting may exercise all powers granted hereby.

                                       PLEASE SIGN EXACTLY AS YOUR NAME APPEARS
                                       ON THIS PROXY. IF SIGNING FOR ESTATES,
                                       TRUSTS, CORPORATIONS OR PARTNERSHIPS,
                                       TITLE OR CAPACITY SHOULD BE STATED. IF
                                       SHARES ARE HELD JOINTLY, EACH HOLDER
                                       SHOULD SIGN.


                                       Signature:                 Date:
                                                  ---------------       --------
                                       Signature:                 Date:
                                                  ---------------       --------


          IMPORTANT! PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS
                  PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.